SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                October 25, 2000
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                               TREMONT CORPORATION
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             (Exact name of Registrant as specified in its charter)



  Delaware                      1-10126                 76-0262791
 -------------------------------------------------------------------------------
  (State or other             (Commission              (IRS Employer
   jurisdiction of            File Number)             Identification
   incorporation)                                       Number)


1999 Broadway, Suite 4300, Denver, CO                      80202
--------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)



                                 (303) 296-5600
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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             (Former name or address, if changed since last report)

Item 5:  Other Events

         On October 25, 2000 the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant regarding Registrant's declaration of a dividend for fourth quarter 2000.



Item 7:    Financial Statements, Pro Forma Financial Information and Exhibits

       (c) Exhibits

           Item No.   Exhibit List
           --------   ----------------------------------------------------------

           99.1       Press release dated October 25, 2000 issued by Registrant.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               TREMONT CORPORATION
                                              (Registrant)




                                           By: /s/ Joan H. Prusse
                                               -------------------------------
                                               Joan H. Prusse
                                               Assistant General Counsel
                                                  and Assistant Secretary




Date: October 25, 2000

                                                                    Exhibit 99.1
                                  PRESS RELEASE



FOR IMMEDIATE RELEASE                                    CONTACT:

Tremont Corporation                                  Mark A. Wallace
1999 Broadway, Suite 4300                            Vice President and Chief
Denver, Colorado  80202                               Financial Officer
                                                     303-296-5615


                  TREMONT DECLARES FOURTH QUARTER 2000 DIVIDEND


         DENVER, COLORADO . . . October 25, 2000 . . . Tremont Corporation (NYSE: TRE) announced today that its board of directors, at its most recent meeting, declared a regular quarterly dividend of seven cents ($0.07) per share of common stock, payable on December 29, 2000 to stockholders of record as of the close of business on December 15, 2000.

         Tremont Corporation also announced the election of Steven L. Watson, President of Valhi, Inc. as a director of Tremont, bringing the Tremont Board to eight members.

         Tremont Corporation, headquartered in Denver, Colorado, is principally a holding company with operations in the titanium metals business, conducted through Titanium Metals Corporation, the titanium dioxide business, conducted through NL Industries, Inc., and real estate development, conducted through The Landwell Company.


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